UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Rule 14a-12

Anheuser-Busch Companies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

April 8, 2004

Dear Shareholder(s):

The time is approaching for the Annual Meeting of the Shareholders of Anheuser-Busch Companies, Inc. on April 28, 2004, and our vote tabulator has not received your Proxy.

It is important that your shares be represented at the meeting. PLEASE VOTE IN ONE OF THE THREE WAYS AS DESCRIBED ON THE ATTACHED DUPLICATE PROXY AS SOON AS POSSIBLE.

                                             Sincerely,

                                             JoBeth G. Brown
                                             Vice President and Secretary

YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY PHONE - 1-800-690-6903
ANHEUSER-BUSCH COMPANIES, INC. ONE BUSCH PLACE ST. LOUIS, MO 63118-1852

Use any touch-tone telephone from the US or Canada 24 hours a day, 7 days a week, to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2004, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. There is no charge to you for this call.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2004, the day before the meeting date. Have your proxy card in hand when you access the web site.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ ve provided.

IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.

THANK YOU FOR VOTING

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
ANHBS1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANHEUSER-BUSCH COMPANIES, INC.

The Board of Directors recommends a vote “ FOR” Item 1.
				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “ For All Except” and write the nominee’ s number on the line below.
1.	ELECTION OF DIRECTORS

	01) August A. Busch III			O	O	O
02) Carlos Fernandez G.
03) James R. Jones
04) Andrew C. Taylor
05) Douglas A. Warner III

The Board of Directors recommends a vote “FOR” Item 2.		For	Against	Abstain

2.	APPROVAL OF INDEPENDENT AUDITORS	O	O	O

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Sign exactly as your name appears above; in the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)
		Yes	No

Please indicate if you plan to attend this meeting		O	O

Signature [PLEASE SIGN WITHIN BOX]	Date						Signature (Joint Owners)	Date

PLEASE ADMIT SHAREHOLDER LISTED ON REVERSE SIDE	NON-TRANSFERABLE

Annual Meeting of Stockholders

April 28, 2004, 10:00 A.M. (local time) at Ports of Call at SeaWorld of Florida,
7007 SeaWorld Drive, Orlando, Florida

Each stockholder may be asked to present valid picture identification, such as driver’s license or employee identification badge, in addition to this admission ticket.

▼ FOLD AND DETACH HERE ▼

PROXY

Anheuser-Busch Companies, Inc.

This Proxy Solicited on Behalf of The Board of Directors for the Annual Meeting of Stockholders

               The person(s) signing this proxy form hereby appoints August A. Busch III, Patrick T. Stokes, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on April 28, 2004 at 10:00 A.M. local time and at any adjournments thereof.

               THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER.  IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1 AND FOR ITEM 2.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

(Be sure to sign and date the reverse side of this form)